UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2011

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 1.01. Entry into a Material Definitive Agreement.

On February 18, 2011, we entered into a new revolving credit facility to increase our liquidity. The new facility matures on February 18, 2015. So long as there is no default under the facility, we may elect to extend the facility for up to an additional two years, subject to lender participation. The facility allows us to borrow up to an aggregate of $270.0 million, including letters of credit up to a maximum aggregate amount of $100.0 million. So long as there is no default under the facility, we may elect to increase the aggregate amount of borrowings under the facility to $400.0 million by increasing the commitment of one or more lenders who have agreed to such increase. All borrowings under the facility are secured by first mortgage bonds of our wholly owned subsidiary, Kansas Gas and Electric Company. We may elect to release this security at any time that our senior unsecured debt is rated investment grade by at least two of S&P, Moody’s and Fitch.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 4.1	Fifty-sixth Supplemental Indenture dated February 18, 2011, between Kansas Gas and Electric Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, to the Kansas Gas and Electric Company Mortgage and Deed of Trust dated April 1, 1940.

Exhibit 10.1	Credit Agreement, dated as of February 18, 2011, among Westar Energy, Inc., and the several banks and other financial institutions or entities from time to time parties to the Agreement.

Forward-looking statements: Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although believe that our expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in our Annual Report on Form 10-K for the year ended Dec. 31, 2009 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1A. Risk Factors, (c) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (d) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in our Quarterly

Report on Form 10-Q filed October 28, 2010 (a) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 7 and 8; and (3) other factors discussed in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: February 18, 2011	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 4.1	Fifty-sixth Supplemental Indenture dated February 18, 2011, between Kansas Gas and Electric Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, to the Kansas Gas and Electric Company Mortgage and Deed of Trust dated April 1, 1940.

Exhibit 10.1	Credit Agreement, dated as of February 18, 2011, among Westar Energy, Inc., and the several banks and other financial institutions or entities from time to time parties to the Agreement.